EXHIBIT 10.48a

SECOND AMENDMENT TO
6% PROMISSORY NOTES

SECOND AMENDMENT TO 6% PROMISSORY NOTES, is dated as of April 16, 2009; made by and between Delta Mutual, Inc., a Delaware corporation, with its principal offices located at 14301 North 87th Street, # 310, Scottsdale, AZ 85260 (the “Company”) and Egani, Inc., an Arizona corporation, (the “Lender”) with a mailing address of 8260 East Raintree Drive, Scottsdale, AZ 85260.  Capitalized terms used herein and not otherwise defined herein shall have the meaning assigned to such term in the Original Notes.

WHEREAS, the Company and the Lender are parties to those certain 6% Promissory Notes, dated March 6, 2008; April 28, 2008; and September 18, 2008, all as amended (collectively, the “Original Notes”), pursuant to which the Company has borrowed, in the aggregate, the amount of $43,900 from the Lender;

WHEREAS, the Original Notes provided that the Maturity Dates shall be April 16, 2009; and

WHEREAS, the Company and the Lender have agreed to amend Section 1.4 of the Original Notes; and

WHEREAS, in accordance with the terms and conditions of the Original Notes, the Company and the Lender hereby approve the amendment of the Original Notes as set forth herein.

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants contained herein, the parties agree as follows:

1. By their respective execution of this SECOND AMENDMENT, the Company and the Lender agree that Section 1.4 of each of the Original Notes is hereby amended to read in its entirety as follows: “Maturity Date” shall mean the date on which the Company receives demand for payment in writing from the Lender; and

2. Except as expressly provided herein, the Original Notes shall continue in full force and effect.

3. This AMENDMENT may be executed by facsimile and in counterparts, which, taken together, shall be deemed an original and shall constitute a single SECOND AMENDMENT.

4. IN WITNESS WHEREOF, the Company and the Lender have caused this SECOND AMENDMENT to be executed as of the date first written above

DELTA MUTUAL, INC.		EGANI, INC.
(COMPANY)		(LENDER)

By:	/s/ Martin G. Chilek	By:	/s/ Daniel R. Peralta
	Martin G. Chilek		Daniel R. Peralta
	Sr. Vice President		President